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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                           June 4, 1999 (May 26, 1999)



                          QUINTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                      0-27046                 22-3322277
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


        One Blue Hill Plaza
       Pearl River, New York                                            10965
(Address of principal executive offices)                              (Zip Code)


        Registrant's telephone number, including area code:(914) 620-1212
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                          QUINTEL COMMUNICATIONS, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JUNE 4, 1999


                                ITEMS IN FORM 8-K

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Facing page

Item 5          Other Events                                                   3

Item 7          Financial Statements and Exhibits                              5

Signatures

Exhibit Index


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ITEM 5.  OTHER EVENTS.

         On May 27, 1999, the Company's Board of Directors approved the Company's execution of the following agreements (collectively, the "Transaction Agreements") and authorized the consummation of the transactions contemplated thereby:

         (i) Agreement Regarding 900 Pay-Per-Call Psychic Services (the "900 Agreement"), dated as of May 26, 1999, by and between the Company and Access Resource Services, Inc. ("ARS"), pursuant to which the Company agreed to refrain until January 17, 2001 from conducting, marketing, advertising or promoting certain "stand alone" 900 Pay-Per-Call Psychic Services described in the Agreement (the "900 Psychic Services") directly or indirectly through any affiliate. In addition, the Company agreed to cease the conduct of the media buying operation which it conducted under the name "Quintel Media" and ARS agreed to assume responsibility for the "Quintel Media" employees and for the lease of the premises used by "Quintel Media" in Fort Lauderdale, Florida, and to acquire the computer equipment and other furniture, fixtures and leasehold improvements used by "Quintel Media" at such premises. The 900 Agreement does not prohibit the Company from offering psychic and psychic-related services, provided such services are (a) not billed to the consumer as a "900" telephone billing record or (b) offered as a free premium with or adjunct to the marketing or offering of other products and services.

         In consideration for the Company's agreement to suspend the offering of the 900 Psychic Services (and for the other covenants made and obligations undertaken by the Company under the 900 Agreement), ARS and any of its affiliates offering 900 Pay-Per-Call Psychic Services agreed to pay to the Company certain royalty fees for each billable minute generated by 900 Pay-Per-Call Psychic Services on ARS' (or any of its affiliates') 900 numbers and on ARS' (or any of its affiliates') billings to membership clubs from and after the consummation of the transactions contemplated by the Transaction Agreements and until January 17, 2001, all as more fully described in the 900 Agreement.

         (ii) Agreements by and between the Company and each of Messrs. Steven Feder ("Feder"), Peter Stolz ("Stolz") and Thomas Lindsey ("Lindsey") amending certain Non-Competition and Right of First Refusal Agreements dated September 10, 1996 by and between each of them and the Company (the "Amendments") which would otherwise have restricted such individuals in the conduct of 900 Psychic Services and the offering of such services through membership clubs.

         (iii) Redemption Agreements by and between the Company and each of Feder, Stolz and Lindsey, whereby the Company would redeem from such individuals (or partnerships controlled by them) an aggregate of 1,300,000 shares of the Company's common stock at a purchase price of $1.35 per share.

         (iv) Indemnification Agreement by and among the Company, ARS, Feder, Stolz and Lindsey, whereby the Company and the other parties will indemnify one another against


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certain claims which may arise out of the transactions referred to in any of the
Transaction Agreements.

         The Transaction Agreements were subject in all respects, and were not to become binding upon the Company, until the Company's execution thereof was approved by the Company's Board of Directors. As discussed above, the Board approved the Company's execution of the Transaction Agreements on May 27, 1999. The transactions contemplated by the Transaction Agreements were consumated on or about June 4, 1999.

         ARS is presently controlled by Mr. Feder, who, until his resignation in January 1999, was a member of the Company's Board of Directors. Mr. Stolz is also involved in the operation of ARS.

         The foregoing is a summary of the Transaction Agreements and the transactions contemplated thereby and should be read in conjunction with the Transaction Agreements, copies of which are included as exhibits to this Current Report on Form 8-K.

         This Current Report includes statements that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future, that are based on the beliefs of management, as well as assumptions made by and information currently available to the Company. When used in this document, the words "anticipate," "believe," "estimate," and "expect" and similar expressions, as they relate to the Company, are intended to identify such forward-looking statements. Such statements reflect the current views of management with respect to future events and are subject to certain risks, uncertainties and assumptions, including those described in this Current Report. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. The Company does not intend to update these forward-looking statements.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

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EXHIBIT
NUMBER   DESCRIPTION
2.1.1*+  Agreement Regarding 900 Pay-Per-Call Psychic Services, dated as of May
         26, 1999, by and between the Company and Access Resource Services, Inc.

2.1.2*   Amendment No. 1 to Exhibit 2.1.1, dated as of May 26, 1999.

2.2.1*   Amendment No. 1 to Non-Competition and Right of First Refusal
         Agreement, dated as of May 26, 1999, by and between the Company and Steven L. Feder.

2.2.2*+  Amendment No. 1 to Non-Competition and Right of First Refusal
         Agreement, dated as of May 26, 1999, by and between the Company and Peter Stolz.

2.2.3*+  Amendment No. 1 to Non-Competition and Right of First Refusal
         Agreement, dated as of May 26, 1999, by and between the Company and Thomas H. Lindsey.

2.3.1* Redemption Agreement, dated as of May 26, 1999, by and among the Company, Steven L. Feder and Defer Limited Partnership.


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
2.3.2*+ Redemption Agreement, dated as of May 26, 1999, by and among the Company, Peter Stolz and the P. Stolz Family Limited Partnership, L.P.

2.3.3*+ Redemption Agreement, dated as of May 26, 1999, by and among the Company, Thomas H. Lindsey and Maslin Limited Partnership.

2.4*+ Indemnification Agreement, dated as of May 26, 1999, by and among the Company, Access Resource Services, Inc., Steven L. Feder, Peter Stolz,
         Thomas H. Lindsey, Defer Limited Partnership, the P. Stolz Family
         Limited Partnership, L.P. and Maslin Limited Partnership.

2.5* Security Agreement, dated as of May 26, 1999, by and between the Company and Access Resource Services, Inc.

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*        Filed herewith.

+        Confidential treatment requested as to portions of this Exhibit.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 4, 1999                          QUINTEL COMMUNICATIONS, INC.



                                             By:/s/ Jeffrey L. Schwartz
                                                -----------------------
                                                Jeffrey L. Schwartz
                                                Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION
2.1.1*+  Agreement Regarding 900 Pay-Per-Call Psychic Services, dated as of May
         26, 1999, by and between the Company and Access Resource Services, Inc.

2.1.2*   Amendment No. 1 to Exhibit 2.1.1, dated as of May 26, 1999.

2.2.1*   Amendment No. 1 to Non-Competition and Right of First Refusal
         Agreement, dated as of May 26, 1999, by and between the Company and Steven L. Feder.

2.2.2*+  Amendment No. 1 to Non-Competition and Right of First Refusal
         Agreement, dated as of May 26, 1999, by and between the Company and Peter Stolz.

2.2.3*+  Amendment No. 1 to Non-Competition and Right of First Refusal
         Agreement, dated as of May 26, 1999, by and between the Company and Thomas H. Lindsey.

2.3.1* Redemption Agreement, dated as of May 26, 1999, by and among the Company, Steven L. Feder and Defer Limited Partnership.

2.3.2*+ Redemption Agreement, dated as of May 26, 1999, by and among the Company, Peter Stolz and the P. Stolz Family Limited Partnership, L.P.

2.3.3*+ Redemption Agreement, dated as of May 26, 1999, by and among the Company, Thomas H. Lindsey and Maslin Limited Partnership.

2.4*+ Indemnification Agreement, dated as of May 26, 1999, by and among the Company, Access Resource Services, Inc., Steven L. Feder, Peter Stolz,
         Thomas H. Lindsey, Defer Limited Partnership, the P. Stolz Family
         Limited Partnership, L.P. and Maslin Limited Partnership.

2.5* Security Agreement, dated as of May 26, 1999, by and between the Company and Access Resource Services, Inc.

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*        Filed herewith.

+        Confidential treatment requested as to portions of this Exhibit.


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